UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2007

ENDEAVOR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square, 17th Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 683-5350

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENDEAVOR ACQUISITION CORP. (“ENDEAVOR”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ENDEAVOR’S SECURITIES, REGARDING ITS ACQUISITION (“ACQUISITION”) OF AMERICAN APPAREL, INC., AND ITS AFFILIATED COMPANIES (COLLECTIVELY, “AMERICAN APPAREL”), AS DESCRIBED IN ENDEAVOR’S CURRENT REPORT ON FORM 8-K DATED DECEMBER 18, 2006 AND FILED WITH THE SEC ON DECEMBER 20, 2006. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

ENDEAVOR AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ENDEAVOR’S STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF ENDEAVOR AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ENDEAVOR’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ENDEAVOR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ENDEAVOR’S FINAL PROSPECTUS, DATED DECEMBER 15, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ENDEAVOR’S OFFICERS AND DIRECTORS AND OF LADENBURG AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ENDEAVOR ACQUISITION CORP., 7 TIMES SQUARE, 17TH FLOOR, NEW YORK, NEW YORK 10035. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

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Item 8.01 Other Events.

As previously reported, on December 18, 2006, Endeavor Acquisition Corp. entered into an agreement and plan of reorganization (“Agreement”) by which it will acquire American Apparel, Inc. and its affiliated companies (collectively, “American Apparel”). On January 23, 2007, American Apparel issued the attached press release.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit	Description
99.1	Press release of American Apparel, dated January 23, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2007	ENDEAVOR ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
	Name:	Jonathan J. Ledecky
	Title:	President

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